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                                                                 EXHIBIT 10.19.3

                          Schedule of Omitted Documents

Pursuant to Instruction 2 to Item 601 of Regulation S-K, this Schedule identifies the documents omitted from filing and sets forth the material details in which such documents differ from the form of Exhibit 10.19.2.


DOCUMENT                                                        MARKET
--------                                                        ------
Amendment #2 to System Purchase Agreement effective as          Spokane, Washington
of November 28, 2000 by and between                             (BTA #425)
Cricket Communications, Inc., a Delaware
corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #3 to System Purchase Agreement effective as          Boise, Idaho (BTA #50)
of December 18, 2000 by and between Cricket
Communications, Inc., a Delaware corporation,
and Ericsson Wireless Communications Inc., a
Delaware corporation

Amendment #4 to System Purchase Agreement effective as          Reno, Nevada (BTA #372)
of December 27, 2000 by and between Cricket
Communications, Inc., a Delaware corporation,
and Ericsson Wireless Communications Inc., a
Delaware corporation

Amendment #5 to System Purchase Agreement effective as          Salem, Oregon (BTA #395)
of December 27, 2000 by and between Cricket
Communications, Inc., a Delaware corporation,
and Ericsson Wireless Communications Inc., a
Delaware corporation


The documents listed above do not differ in material detail from the form of
Exhibit 10.19.2, except with respect to the effective date and the market in which the products are deployed.